UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5 Greenway Plaza, Suite 2700, Houston, Texas 77046-0504

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition; Item 7.01 Regulation FD Disclosure.

(1)          On April 24, 2007, a press release was issued by Pogo Producing Company (the “Company”) and also made available through the Company’s website at www.pogoproducing.com. The press release contains information concerning the Company’s unaudited financial and operating results for the quarter ended March 31, 2007 and the Company’s strategic alternatives process. A copy of this press release is included herein as Exhibit 99.1 and incorporated by reference into Items 2.02 and 7.01.

(2)          On April 24, 2007, certain unaudited supplemental financial and operating information concerning the Company’s results for the quarter ended March 31, 2007, updated guidance regarding certain 2007 items and a non-GAAP impairment reconciliation, were placed on the Company’s website at www.pogoproducing.com. A copy of the four supplemental schedules are included herein as Exhibits 99.2, 99.3, 99.4 and 99.5, and are incorporated by reference into Items 2.02 and 7.01.

The information being furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K and in the exhibits hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits (furnished pursuant to Item 2.02 and not deemed filed with the Commission).

Exhibit Number	Description
99.1	Press Release issued April 24, 2007 regarding the quarter ended March 31, 2007 results of Pogo Producing Company (the “Company”)
99.2	Unaudited Supplemental Financial Information regarding the Company’s quarter ended March 31, 2007 results
99.3	Unaudited Supplemental Operating Information regarding the Company’s quarter ended March 31, 2007 results
99.4	2007 Updated Guidance
99.5	Non-GAAP Impairment Reconciliation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: April 24, 2007	By:	/s/ James P. Ulm, II
		Name:	James P. Ulm, II
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued April 24, 2007 regarding the quarter ended March 31, 2007 results of the Company
99.2	Unaudited Supplemental Financial Information regarding the Company’s quarter ended March 31, 2007 results
99.3	Unaudited Supplemental Operating Information regarding the Company’s quarter ended March 31, 2007 results
99.4	2007 Updated Guidance
99.5	Non-GAAP Impairment Reconciliation